UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  April 14, 2010

Viropro, Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada	333-06718	13-3124057
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300, Ave des Sommets, Suite 1806 Verdun, Quebec, Canada	H3E 2B1
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (514) 731-8776

N/A
(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8K fining is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SEC 873  (5-06)
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ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

(a)  April 14, 2010

(b) Viropro Inc. (“Viropro”) acquires 100% of all the authorized shares of Biologics Process Development Inc., a private company located in San Diego California, specializing in laboratory services in molecular biology, recombinant protein purification & expression, cell culture, bacterial fermentation, frozen cell/material storage, and consulting in biologics process development and scale-up.

(c) Viropro has acquired Biologics Process Development Inc. from Intas Biopharmaceuticals Ltd. of Amhedabad, India.

(d) Viropro shall issue 90,000,000 restricted common shares with a per share par value of $0.005 to Intas Biopharmaceuticals Ltd as full payment of the acquisition.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Date: April 14, 2010

VIROPRO, INC.

/s/ Claude Gingras

Claude Gingras, Vice-President, Corporate Affairs